UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	July 11, 2008
Date of earliest event reported:	July 8, 2008

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2008, the Board of Directors of OfficeMax Incorporated (the “Company”) elected Deborah A. O’Connor the senior vice president, finance and the chief accounting officer of the Company.  Ms. O’Connor will begin her employment with the Company on July 15, 2008 (the “Start Date”).

Ms. O’Connor, 45, previously served as senior vice president and controller of the ServiceMaster Company, a company providing residential and commercial lawn care, landscape maintenance, termite and pest control, home warranty, disaster response and reconstruction, cleaning and disaster restoration, house cleaning, furniture repair, and home inspection services, from December 1999 to December 2007.

Ms. O’Connor will be an at-will employee of the Company.  Her initial base salary will be $300,000.  Ms. O’Connor will receive a guaranteed bonus equal to 45% of her 2008 annualized base salary under the Company’s 2008 Annual Short-Term Incentive Program, pro rated based on her start date, and an award of time-based restricted stock units under the Company’s 2008 Long-Term Incentive Program valued at 80% of her 2008 annualized base salary.   The number of restricted stock units will be determined based on the closing price of Company common stock on the Start Date.  Ms. O’Connor’s restricted stock units will be subject to the terms of the Company’s 2008 RSU Award Agreement — Time Based.  The description of the 2008 Long-Term Incentive Program under the heading “2008 Long-Term Incentive Program and Restricted Stock Unit Award Agreement” in the Company’s Report on Form 8-K filed on February 26, 2008; and the additional description under the heading “Other Information” and the Form of 2008 Restricted Stock Unit Award Agreement (Time Based) filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the period ended March 29, 2008 are incorporated by reference herein.

On July 9, 2008, the Company entered into a change in control agreement (the “Change in Control Agreement”) effective on the Start Date with Ms. O’Connor that is substantially similar to change in control agreements available to the Company’s other senior executives.  The form of those agreements was filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and described in the Company’s Report on Form 8-K dated March 17, 2005, under the heading “Change in Control (Severance) Agreements.” The form and description are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 11, 2008

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel